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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported)   January 3, 2007

                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

             Delaware                     000-22194               36-2815480
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(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
Incorporation)                           File Number)        Identification No.)

233 South Wacker Drive, Chicago, Illinois                           60606
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01:  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 3, 2007, SPSS Inc. (SPSS) entered into an amendment of its OEM Agreement with Hyperion Solutions Corporation (Hyperion). The amendment extends the initial three year term by five years, to November 5, 2012. SPSS will continue to have the non-exclusive right to license, market and distribute the releases of Hyperion's Essbase and Analyzer software that SPSS had previously licensed under the OEM Agreement, but such right will not extend to the newer releases of the Hyperion software. SPSS will, however, continue to port the new releases of the software to the i-Series computer platform and provide customer support for that software in exchange for a portion of the support fees charged to end-users. In addition, SPSS will be entitled to receive referral fees for those existing SPSS customers that SPSS refers to Hyperion who wish to upgrade to the new releases of the Hyperion software.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)   Exhibits.

               10.1 Fourth Amendment to OEM Agreement, dated as of January 3, 2007, by and between SPSS Inc. and Hyperion Solutions Corporation.*

         *Portions of this Exhibit are omitted and have been filed separately with the Securities and Exchange Commission in connection with a pending request for confidential treatment of certain portions of the Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SPSS INC.

                                   By:  /s/ Erin R. McQuade
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                                        Erin R. McQuade
                                        Vice President, Associate
                                        General Counsel

Dated: January 9, 2007